UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 14, 2012

DriveTime Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14759	86-0721358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Acceptance Corporation
(Exact name of registrant as specified in its charter)

Arizona	333-169730	82-0587346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Jet Leasing, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-02	27-1063772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DriveTime Sales and Finance Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-04	86-0657074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Credit Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-05	86-0677984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DriveTime Car Sales Company, LLC
(Exact name of registrant as specified in its charter)

Arizona	333-169730-06	86-0683232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4020 East Indian School Road, Phoenix, Arizona 85018
(Address of principal executive offices, with zip code)

(602) 852-6600
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On November 14, 2012, DriveTime Automotive Group, Inc. (“DTAG”), DT Acceptance Corporation (“DTAC”), and/or certain of their respective affiliates, shareholders and subsidiaries (collectively with DTAG and DTAC, “DriveTime”), terminated, pursuant to the terms therein, the definitive agreements entered into on September 11, 2012 to sell DriveTime (as announced in its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 14, 2012), due to certain unsatisfied conditions to the closings of the transactions contemplated therein (the “Terminations”).

Prior to the Terminations, DriveTime engaged in good faith discussions with the purchasers regarding potential alternative transactions or transaction structures. An agreement has not been reached, however, and while the parties may continue to engage in discussions regarding potential alternatives, the transactions set forth in the definitive agreements will not be consummated.

Item 8.01 Other Events.

In connection with the Terminations described above, the Offer to Purchase and Consent Solicitation commenced on September 24, 2012 (“Offer to Purchase”) with respect to the outstanding 12.625% Senior Secured Notes due 2017 issued by DriveTime (the “Notes”) is hereby terminated and withdrawn in all respects. Notes tendered in connection with the Offer to Purchase will not be accepted for payment and will be promptly returned to the holders thereof by the depositary and information agent.
Additional information regarding the termination of the Offer to Purchase may be obtained from the depositary and information agent, Global Bondholder Services Corporation, at (212) 430-3774 or (866) 873-7700 (toll free).

SIGNATURES
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrants have duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

Date: November 15, 2012	DRIVETIME AUTOMOTIVE GROUP, INC. By: /s/ Raymond C. Fidel Raymond C. Fidel Manager
Date: November 15, 2012	DT ACCEPTANCE CORPORATION By: /s/ Mark G. Sauder Mark G. Sauder Chief Financial Officer
Date: November 15, 2012	DT JET LEASING, LLC By: /s/ Raymond C. Fidel Raymond C. Fidel President, Chief Executive Officer and Manager
Date: November 15, 2012	DRIVETIME SALES AND FINANCE COMPANY, LLC By: /s/ Raymond C. Fidel Raymond C. Fidel President, Chief Executive Officer and Manager
Date: November 15, 2012	DT CREDIT COMPANY, LLC By: /s/ Raymond C. Fidel Raymond C. Fidel President and Manager
Date: November 15, 2012	DRIVETIME CAR SALES COMPANY By: /s/ Raymond C. Fidel Raymond C. Fidel President and Manager